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                                                                      EXHIBIT 10

                    EXTENSION AND MODIFICATION OF PROMISSORY
                       NOTE, MORTGAGE, SECURITY AGREEMENT
                               AND LOAN AGREEMENT


         THIS EXTENSION AND MODIFICATION OF PROMISSORY NOTE, MORTGAGE, SECURITY AGREEMENT and LOAN AGREEMENT ("this Modification and Extension Agreement") made and entered into by and between Simmons First National Bank, a national banking association organized and existing under the laws of the United States ("Lender"), and Primedica Redfield, Inc. f/k/a TSI Redfield Laboratories, Inc., an Arkansas corporation ("Borrower"), WITNESSETH:

         1. RECITALS. On May 22, 1997, pursuant to a Loan Agreement of even date ("the Loan Agreement"), Lender extended a loan to Borrower in the original sum of $700,000.00 and to evidence this indebtedness, Borrower executed a Promissory Note of even date therewith in the original principal amount of $700,000.00 bearing interest and payable as therein set forth ("the Note"). As security for the Note, Borrower executed a Security Agreement, dated May 22, 1997, covering certain personal property utilized by Borrower in its business ("the Security Agreement"). As additional security for the Note, Borrower executed a Mortgage in favor of the Lender on real property ("the Real Property") located in Jefferson County, Arkansas ("the Mortgage"), which appears of record in the records of the Circuit Clerk and Ex-Officio Recorder of Jefferson County, Arkansas in Book 709, Page 678 as of July 1, 1997. The Loan Agreement, the Note, the Security Agreement and the Mortgage may hereinafter be referred to as "the Loan Documents." The payment of the Note is guaranteed by TSI Corporation, Inc. and Genzyme Transgenics Corporation (jointly, Guarantors") pursuant to Guaranties dated May 22, 1997 ("the Guaranties"). On or about March 13, 1998, the Loan Documents were modified pursuant to the Extension and Modification of Promissory Note, Mortgage, Security Agreement and Loan Agreement ("the Extension and Modification") dated March 13, 1998, recorded in the Real Estate Records of Jefferson County, Arkansas in Mortgage Book 728 at Page 518. Hereafter, the Extension and Modification is included in the reference to the Loan Documents.

         Lender and Borrower, with Guarantors' acknowledgment and consent, have agreed to extend the maturity date of the Note and modify the provisions of the Loan Documents, and desire to reduce such modifications to writing herein.

         2. MODIFICATION OF THE NOTE. As of March 17, 1999, the principal balance of the Note is $606,988.43, plus accrued interest as of March 17, 1999 in the amount of $2,665.76, with interest accruing from March 17, 1999 at the rate of $166.30 per day. Borrower shall pay or has paid the March 1, 1999 payment. The remaining principal balance of $606,988.43 shall continue to accrue interest at the rate of nine and one-half per cent (9.50%) per annum, which amount shall be payable in twenty-six (26) monthly installments of principal plus accrued interest beginning on April 17, 1999, the first twenty-five (25) of which shall be in the amount of $9,920.61 each, with the outstanding principal balance plus accrued interest becoming due with the twenty-sixth (26th) and final installment on May 17, 2001. In addition to the monthly installment of principal

                              Exhibit 10 - page 1

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and interest, Borrower shall pay a monthly amount of $2,035.45, which is one-twelfth (1/12) of the annual real property taxes dues on the Real Property.

         3. MODIFICATION OF THE LOAN AGREEMENT. THE SECURITY AGREEMENT AND THE MORTGAGE. The Loan Agreement, the Security Agreement and the Mortgage are modified to conform to the provisions set forth in this Modification and Extension Agreement.

         4. OTHER PROVISIONS. Except as herein specifically extended and modified, all other terms and conditions of the Loan Agreement, the Security Agreement and the Mortgage shall remain in full force and effect in accordance with the terms thereof.

         5. ACKNOWLEDGMENT OF GUARANTORS. Guarantors specifically acknowledge and consent to the terms of this Modification and Extension Agreement.

         IN WITNESS WHEREOF, the parties have executed this instrument on this 31ST day of March, 1999.
                                             LENDER:
                                             SIMMONS FIRST NATIONAL BANK


                                             By: /s/ JOHN W. KELLY
                                                 -------------------------------
                                             Title: Vice President


ATTEST:
/s/ RUSTY BROCKMAN
------------------------------------
Title: Asst. Vice President
                                             BORROWER:
                                             PRIMEDICA REDFIELD, INC. f/k/a
                                             TSI REDFIELD LABORATORIES, INC.


                                             By: /s/ JOHN B. GREEN
                                                 -------------------------------
                                             Title: Treasurer
ATTEST:
/s/ LYNNETTE C. FALLON
------------------------------------
Title: Secretary


                              Exhibit 10 - page 2

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                                             GUARANTOR:
                                             TSI CORPORATION


                                             By: /s/ JOHN B. GREEN
                                                 -------------------------------
                                             Title: Treasurer
ATTEST:
/s/ LYNNETTE C. FALLON
------------------------------------
Title: Secretary


                                             GUARANTOR:
                                             GENZYME TRANSGENICS CORPORATION


                                             By:  /s/ JOHN B. GREEN
                                                 -------------------------------
                                             Title: Vice President
ATTEST:
/s/ LYNNETTE C. FALLON
------------------------------------
Title: Clerk


                              Exhibit 10 - page 3

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                                 ACKNOWLEDGMENTS
STATE OF ARKANSAS     )
COUNTY OF JEFFERSON   ) SS

         BE IT REMEMBERED, that on this day appeared in person before me, the undersigned, a Notary Public within and for the county and state aforesaid, duly commissioned, qualified and acting, the within named John W. Kelly and Rusty Brockman to me well known, who stated that they were the Vice President and Asst. Vice President respectively, of Simmons First National Bank, and that they were duly authorized in their respective capacities to execute the foregoing instrument and that they had so executed the same for the consideration and purposes therein mentioned and set forth, and I do hereby so certify.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal as such Notary Public this 31st day of March 1999.


                                           /s/ CINDY L. BURNS
                                           -------------------------------------
                                           Notary Public
My commission expires: 11/11/2004


STATE OF ARKANSAS     )
COUNTY OF JEFFERSON   ) SS

         BE IT REMEMBERED, that on this day appeared in person before me, the undersigned, a Notary Public within and for the county and state aforesaid, duly commissioned, qualified and acting, the within named John B. Green and Lynnette Fallon, to me well known, who stated that they were the Treasurer and Secretary, respectively, of Primedica Redfield, Inc. f/k/a TSI Redfield Laboratories, Inc., and that they were duly authorized in their respective capacities to execute the foregoing instrument and that they had so executed the same for the consideration and purposes therein mentioned and set forth, and I do hereby so certify.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal as such Notary Public this 31st day of March 1999.

                                           /s/ CINDY L. BURNS
                                           -------------------------------------
                                           Notary Public
My commission expires: 11/11/2004


                              Exhibit 10 - page 4

STATE OF MASSACHUSETTS)
COUNTY OF WORCESTER   )SS

         BE IT REMEMBERED, that on this day appeared in person before me, the undersigned, a Notary Public within and for the county and state aforesaid, duly commissioned, qualified and acting, the within named John B. Green, to me well known, who stated that he is the Treasurer of TSI Corporation, Inc., and that they were duly authorized in their respective capacities to execute the foregoing instrument and that they had so executed the same for the consideration and purposes therein mentioned and set forth, and I do hereby so certify.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal as such Notary Public this 31st day of March 1999.

                                           /s/ BRENDA MARTIN
                                           -------------------------------------
                                           Notary Public
My commission expires: 1/28/2005


STATE OF MASSACHUSETTS)
COUNTY OF WORCESTER   )SS

         BE IT REMEMBERED, that on this day appeared in person before me, the undersigned, a Notary Public within and for the county and state aforesaid, duly commissioned, qualified and acting, the within named John B. Green, to me well known, who stated he is Vice President of Genzyme Transgenics Corporation, and that they were duly authorized in their respective capacities to execute the foregoing instrument and that they had so executed the same for the consideration and purposes therein mentioned and set forth, and I do hereby so certify.
         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal as such Notary Public this 31st day of March 1999.


                                           /s/ BRENDA MARTIN
                                           -------------------------------------
                                           Notary Public
My commission expires: 11/28/2005




                              Exhibit 10 - page 5

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                          COMMONWEALTH OF MASSACHUSETTS


County of Suffolk                                                  April 2, 1999



         Then personally appeared the above-named Lynnette C. Fallon, the Secretary of Primedica Redfield, Inc., the Secretary of TSI Corporation and the Clerk of Genzyme Transgenics Corporation who acknowledged the foregoing instrument to be her free act and deed and the free act and deed of said corporations, before me,


                                           /s/ ROSALYND KAY GULEZIAN
                                           -------------------------------------
                                           Notary Public:
My Commission Expires:     7/1/99


                              Exhibit 10 - page 6